[H & M Final]
[Translation]










               SECURITIES REGISTRATION STATEMENT
                          (NAV SALE)
                   (INCLUDING THE AMENDMENT)




















                   PUTNAM EUROPE GROWTH FUND

               SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                              Filing Date of SRS: June 18, 1999
                              Filing Date of Amendment to SRS: June 21 and 25, 1999

Name of the Registrant Trust:           PUTNAM EUROPE GROWTH FUND

Name of Trustees:                            George Putnam
                                             John A. Hill
                                             William F. Pounds
                                             Jameson A. Baxter
                                             Hans H. Estin
                                             Ronald J. Jackson
                                             Paul L. Joskow
                                             Elizabeth T. Kennan
                                             Lawrence J. Lasser
                                             John H. Mullin, III
                                             Robert E. Patterson
                                             Donald S. Perkins
                                             George Putnam, III
                                             A.J.C. Smith
                                             W. Thomas Stephens
                                             W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                                      (Seal)
                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                                     (Seal)

Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377

           Public Offering or Sale for Registration



Name of the Fund Making Public          PUTNAM EUROPE GROWTH FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of       Up to 50 million Class M shares.
Foreign Investment Fund Securities Up to the total amount obtained by
to be Publicly Offered or Sold:    aggregating the net asset value
                                   per Class M share in respect of
                                   30 million Class M shares
                                   (The maximum amount expected to be
                                   sold is 1,102.5 million U.S.
                                   dollars (yen131.6 billion.)

Note 1: U.S. $ amount is translated into Japanese Yen at the rate of U.S.$l.00=yen119.35, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on April 30, 1999.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M share as of April 30, 1999(U.S.$22.05) by 30 million
     Class M shares for convenience.

      Places where a copy of this Securities Registration
         Statement is available for Public Inspection

                        Not applicable.

    (Total number of pages of this Securities Registration
                       Statement is 92.)


                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


PART I.   INFORMATION CONCERNING SECURITIES         1      1

PART II.  INFORMATION CONCERNING ISSUER             4      6

I.   DESCRIPTION OF THE FUND                        4      6

     1. General Information                         4      6
     2. Investment Policy                           9     12
     3. Management Structure                        13    18
     4. Information Concerning the Exercise of Rights by
       Shareholders, etc.                           23    31
     5. Status of Investment Fund                   25    34

II.  OUTLINE OF THE FUND                            28    37

III. OUTLINE OF THE OTHER RELATED COMPANIES        68     71

IV.  FINANCIAL CONDITION OF THE FUND                  70     73

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT TRUST SECURITIES             147     79

VI.  MISCELLANEOUS                                   147     79


PART III. SPECIAL INFORMATION                        149     81

I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS
     IN MASSACHUSETTS                                149     81

II.  FINANCIAL CONDITION OF THE INVESTMENT
     MANAGEMENT COMPANY                              155     88

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                                 172     88

PART I.                       INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:  PUTNAM EUROPE GROWTH FUND
   (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN        Three classes of shares (Class A shares, Class B
   INVESTMENT FUND SECU-    shares and Class M shares) being all registered
   RITIES CERTIFICATES:     without par value.  In Japan, Class M shares
                            (all hereinafter referred to as the
                            "Shares") are for public offering.
                            No rating has been acquired.

3. NUMBER OF SHARES TO      Up to 30 million Shares
   BE OFFERED FOR SALE
   (IN JAPAN)

4. TOTAL AMOUNT OF          Up to the total amount obtained by aggregating the
   OFFERING PRICE:          the respective net asset value of each
                            Share in respect of 30 million Shares
                            (The maximum amount expected to be sold
                            is 1,102.5 million U.S. Dollars (yen131.6 billion).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the larger of the net asset value per Share of Class M Shares as of April 30, 1999 ($22.05) by the number of Shares to be offered (30 million).

    Note 2: Dollar amount is translated, for convenience, at the rate of $1.00=yen119.35 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on April 30, 1999). The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, simply multiplying the corresponding amount makes translation into yen by the conversion rate specified and rounding up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:            The Net Asset Value per Share next
                           calculated after the application
                           for purchase is received by the
                           Fund.

6. SALES CHARGE:           Class M Shares:
                           Sales charge (in Japan) is 3.50% of the
                           net asset value.

          Note:     0.50% of the amount calculated by dividing
          the net asset value by (1-0.035) and rounding to three decimal places will be retained by Putnam Mutual Funds
          Corp.

7. MINIMUM AMOUNT OR        The minimum amount for purchase of
   NUMBER OF SHARES         Shares is 100 Shares.  Shares may be purchased
   FOR SUBSCRIPTION:        in integral multiples of 10 Shares.

8. PERIOD OF SUBSCRIPTION:  From: July 5, 1999 (Monday)
                            To: December 31, 1999 (Friday),
                            provided that the subscription is handled only on a day that is both a Fund
                            Business Day and a business day
                            when securities companies are open
                            for business in Japan.

    Note:A "Fund Business Day" means a day on which the New York
          Stock Exchange is open for business.

9. DEPOSIT FOR SUBSCRIPTION:  None.

10.PLACE OF SUBSCRIPTION:     Yamatane Securities Co., Ltd. (hereinafter
                              referred to as " Yamatane" or the
                              "Distributor") 7-12, Nihonbashi-kabutocho,
                              Chuo-ku, Tokyo

    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11. DATE AND PLACE          Investors shall pay the Issue Price and Sales
    OF PAYMENT:             Charge to Yamatane within 4 business days in
                            Japan from the day when Yamatane
                            confirms the execution of the
                            order (the "Trade Day").
                            The total issue price for each Application
                            Day will be transferred by
                            Yamatane to the account of the
                            Fund at Putnam Fiduciary Trust
                            Company, the transfer agent,
                            within 4 Fund Business Days
                            (hereinafter referred to as
                            "Payment Date") from (and
                            including) the Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Yamatane undertakes to make a public offering of Shares in accordance with an agreement dated June 22, 1998 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.
(B) Yamatane will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (each hereinafter referred to as a "Sales Handling Company") to the Fund.

Note: A "Sales Handling Company" means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.
(C) The Fund has appointed Yamatane as the Agent Company in Japan.

Note: The "Agent Company" shall mean the company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") or other Sales Handling Companies rendering other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe to Shares shall enter into an agreement with a Sales Handling Company concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts"), and the investors shall submit to the Sales Handling Company an application for requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.
          Yamatane shall pay the subscription amount in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund on the Payment Date.

(B)  PERFORMANCE INFORMATION
          The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class M shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, the fund's past performance is not an indication of future performance.

Calendar Year Total Returns for class M shares

1991   13.46%
1992   -1.81
1993   30.32
1994    5.99
1995   21.16
1996   22.16
1997   21.32
1998   23.12

          During the periods shown in the bar chart, the highest return for a quarter was 19.92% (quarter ending 3/31/98) and the lowest return for a quarter was -18.38% (quarter ending 9/30/98).

     Average Annual Total Returns (for periods ending 12/31/98)
                     Past 1 year    Past 5 years  Since Inception
                                                         *
     Class M            18.82%           NA           20.85%
     MSCI Europe        28.53%         19.11%         23.35%
     Index

     * Inception date: 12/1/94
          Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of Class M shares in the bar chart and table following the chart, for periods prior to their inception on December 1, 1994, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the Morgan Stanley Capital International Europe Index (MSCI), an unmanaged list of approximately 627 equity securities originating in one of the fifteen European countries.

(C)  FEES AND EXPENSES
          This table summarizes the fees and expenses investors may pay if they invest in the fund. Expenses are based on the fund's last fiscal year.
     Shareholder Fees (fees paid directly from investor's
     investment)
                                                      Class M
                                                      Shares
     Maximum Sales Charge (Load) Imposed on            3.50%
     Purchases
     (as a percentage of the offering price)
     Maximum Deferred Sales Charge (Load) (as a        NONE
     percentage of the original purchase price or redemption proceeds, whichever is lower)

     Annual Fund Operating Expenses (expenses that are deducted from fund assets)
              Management  Distribu Other Expenses  Total Annual
                 Fees       tion                  Fund Operating
                           (12b-1)                   Expenses
                            Fees
     Class M     0.75%      0.75%      0.32%          1.82%

 (D) EXAMPLE
          This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the fund for the time periods shown and then redeems all shares at the end of those periods. It also assumes a 5% return on an investor's investment each year and that the fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.
                1 year       3 years     5 years      10 years
     Class M     $528         $902        $1,301       $2,412

(E)  Offerings other than in Japan:
          Shares are simultaneously offered in the United States
     of America.
PART II.  INFORMATION CONCERNING ISSUER
I.   DESCRIPTION OF THE FUND
1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam Europe Growth Fund (the
     "Fund")
     (2)  Form of the Fund
          Putnam Europe Growth Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's Class M Shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems their shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one, which could apply to both present and future shareholders.

     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:
              A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.  Investment Company Act of 1940
              The Investment Company Act of 1940, as amended
          (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.  Securities Act of 1933
              The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.  Securities Exchange Act of 1934
              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.


          e.  The Internal Revenue Code
              The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.  Other laws
              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
              a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
              b.  State authorities typically have broad
          authority to regulate the activities of broker, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.
 (C) Objects and Basic Nature of the Fund:
     GOAL
          The Fund seeks capital appreciation.

     MAIN INVESTMENT STRATEGIES- EUROPEAN GROWTH AND VALUE
     STOCKS
          Under normal market conditions, the Fund will seek its goal by investing mostly in common stocks issued by European companies. The Fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam Investment Management, Inc. (the
     "Investment Management Company") believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that the Investment Management Company believes are currently undervalued compared to their true worth. If the Investment Management Company is correct and other investors recognize this discount, the price of these stocks may rise. The Fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the Fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets, such as those in Eastern Europe.
     MAIN RISKS
          The main risks that could adversely affect the value of this Fund's shares and the total return on investor's investment include;
       - The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
       - The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The vulnerability of the Fund to factors affecting European investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.
       - The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to appreciate as anticipated by the Investment Management Company. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
       - The risk that movements in the securities markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the Fund invests perform.
          Investors can lose money by investing in the Fund.
     The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.
 (D) History of the Fund:
                                   November 10, 1988:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
                                   July 13, 1990:
                              Adoption of the Amended and
                              Restated Agreement and Declaration
                              of Trust
 (E) Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. (the
          "Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and the "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3) Putnam Mutual Funds Corp. (the "Principal Underwriter") engages in providing marketing services to the Fund.
          (4) Yamatane Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                      Related Companies of the Fund

                                 Fund
                       Putnam Europe Growth Fund
                               Trustees               Investor Servicing
                          (Agreement and Declaration  Agreement
                           of Trust)
         Distribution                           Custodian
         Agreement                              Agreement

         Principal                                      Custodian Investor
         underwriter                                    Servicing Agent

         Putnam Mutual                                  Putnam Fiduciary
         Funds Corp.                                    Trust Company
        (acts as distributor)                          (acts as custodian and
                                                        investor servicing agent
                                                        of the fund)
         Japan Dealer
         Sales Agreement
                        Agent Company              Management
                        Agreement                  Agreement

     Distributor in Japan                          Investment Management
     Agent Company                                 Company

     Yamatane Securities Co., Ltd.           Putnam Investment Management, Inc.
 (forwarding of sales in Japan and           (acts as investment manager of the
  rendering of service as agent company.)     Fund and invetment adviser
                                              concerning the Fund's assets.)

2.   INVESTMENT POLICY
(A) Basic Policy for Investment and Objects of Investment (including risk factors):
          Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund pursues its goal of capital appreciation by investing mainly in growth and value stocks issued by European companies . The Investment Management Company will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.
     COMMON STOCKS
          Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting not just the company, but companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
     GROWTH STOCKS
          The Fund may invest in stocks of companies that the Investment Management Company believes have earnings that will grow faster than the economy as a whole. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Management Company's assessment of the prospects for the company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, than the price of the company's stock may fall or not approach the value that the Investment Management Company has placed on it.
     VALUE STOCKS
          The Fund may also invest in companies that are not expected to experience significant earnings growth, but whose stock the Investment Management Company believes is undervalued compared to its true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Management Company's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that the Investment Management Company has placed on it.
     NON-U.S. INVESTMENTS
          The Fund may invest without limit in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks, including;
       - Unfavorable changes in currency exchange rates: Non-U.S. investments are normally issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in the exchange rates between particular non-U.S. currencies and the U.S. dollar.
       - Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or transport of non-U.S. currency, and tax increases.
       - Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.
       - Limited legal recourse: Legal remedies for investors such as the Fund may be more limited than those available in the United States.
       - Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its non-U.S. investments.
       - Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules for settling non-U.S. transactions may also involve delays in payment, delivery or recovery of money or investments.
          Common stocks of non-U.S. companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund. The Fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies.
          Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S.
     tax considerations may apply to the Fund's non-U.S.
     investments.
     EMERGING MARKETS
          The risks of non-U.S. investments are typically increased in emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
     GEOGRAPHIC FOCUS
          The Fund considers the following to be "European companies"
     - companies organized under the laws of a European country with a principal office in a European country;
     - companies that earn 50% or more of their total revenues from business in Europe; or
     - companies whose common stock is traded principally on a securities exchange in Europe.
          The Fund anticipates that under normal market conditions it will invest 85% of its assets in European companies and at least 65% of its assets will be invested in securities of issuers that meet at least one of the first two of these criteria.
          Developments in European economies will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to unify their economic and monetary policies. This may increase the potential for similarities in the movement of European markets and reduce the benefits of diversification within the region.
     DERIVATIVES
          The Fund may engage in a variety of transactions using "derivatives", such as futures, options, warrants, forwards and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). The Fund may use derivatives both for hedging and non-hedging purposes.
          Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and the Fund will depend on the Investment Management Company's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
          Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.
     SMALLER COMPANIES
          The Fund can invest in small and medium-sized companies, including companies with market capitalizations of less than $500 million. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. OTHER INVESTMENTS
          In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in preferred stocks, convertible securities and fixed income securities and, therefore, may be subject to other risks.
     ALTERNATIVE STRATEGIES
          At times the Investment Management Company may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses, including investing solely in the United States. Although the Investment Management Company has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.
     CHANGES IN POLICIES
          The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.
(B)  Restrictions on Investment:
          Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets
     (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
     (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.
     (5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
     (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (8) Purchase securities (other than securities of the U.S. government) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.
     (9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.
          Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, it does not currently intend to do so and did not do so last year.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.
     IT IS CONTRARY TO THE FUND'S PRESENT POLICY, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:
          Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and
     (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b) and (c) above.
          In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association.
     1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market including without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);
     2. The Fund will not borrow money in excess of 10% of the value of its total assets;
     3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and
     4. The Fund will not together with other mutual funds managed by Putnam Investment, Inc., acquire more than 50% of the outstanding voting securities of any issuer.
          If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
(C)  Distribution Policy:
          The Fund distributes any net investment income and any net realized capital gains at least annually.
     Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by Yamatane.

3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines the net asset value of each class as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.
          Securities for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total value of the assets attributable to a class, and the resulting amount is divided by the number of shares of the class outstanding.
          Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value using procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities
     (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value using procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
      (a) Management and Agent Securities Company Fees
         Under a Management Contract dated October 21, 1996, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.540% of the next $5 billion, and 0.530% thereafter.
         For the fiscal year ending on June 30, 1998, 1997 and 1996, the Fund paid $6,715,370, $2,875,190 and $1,411,198, respectively, as a management fee.
      (b) Custodian Fee and Charges of the Investor Servicing
          Agent
     Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.
         The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.
         For the fiscal year ending on June 30, 1998, the Fund paid $2,339,412 as a custodian fee and investor servicing agent fee.
      (c) Fees under Class M Distribution Plan
         The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds Corp. at the annual rate of 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.75% of such assets.
         Payments under the plan are intended to compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including payments to dealers mentioned below. Payments to dealers are subject to the continuation of the Class M distribution plan and the terms of an agreement between Yamatane and Putnam Mutual Funds Corp.
         The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom Yamatane and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes quarterly payments to dealers (including Yamatane) at the annual rate of 0.25% of the average net asset value of Class M shares.
         Putnam Mutual Funds Corp. also pays to Yamatane and other dealers, as additional compensation with respect to the sale of Class M shares, 0.40% of such average net asset value of Class M shares, respectively. For Class M shares, the total annual payment to Yamatane and other dealers equals 0.65% of such average net asset value.
         For the fiscal year ending on June 30, 1998, the Fund paid fees under the distribution plan of $176,038 for Class M shares.
     (d) Other Expenses:
         The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $16,268 for fiscal 1998.
         Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 1998 and the fees paid to each Trustee by all of the Putnam funds during calendar 1997:

COMPENSATION TABLE
                                 Pension or        Estimated           Total
                    Aggregate    retirement        annual benefits     compensation
                    compensation benefits accrued  from all            from all
                    from the     as part of        Putnam funds        Putnam
Trustees/Year       fund (1)     fund expenses     upon retirement (2) funds (3)

Jameson A. Baxter/1994 (4)$1,528     $302             $87,500         $176,000
Hans H. Estin/1972         1,331      637              87,500          175,000
John A. Hill/1985 (4)      1,315      239              98,000 (6)      175,000
Ronald J. Jackson/1996 (4) 1,476      149              87,500          176,000
Paul L. Joskow/1997 (4)(5)*  915       15              87,500           25,500
Elizabeth T. Kennan/1992   1,476      339              87,500          174,000
Lawrence J. Lasser/1992 *  1,300      253              87,500          172,000
John H. Mullin, III/1997 (4) 915       23              87,500           25,500
Robert E. Patterson/1984   1,323      191              87,500          176,000
Donald S. Perkins/1982 *   1,331      689              87,500          176,000
William F. Pounds/1971 (6) 1,456      715              98,000          201,000
George Putnam/1957 *       1,308      729              87,500          175,000
George Putnam, III/1984 *  1,324      126              87,500          174,000
A.J.C. Smith/1986 *        1,300      429              87,500          170,000
W. Thomas Stephens/1997 (4)1,145       21              87,500           53,000
W. Nicholas Thorndike/1992 1,331      487              87,500          176,000

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, Investment Management Company or Putnam Mutual Funds Corp.
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3) As of December 31, 1997, there were 101 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter and Messrs. Hill, Jackson, Joskow, Mullin and Stephens as of June 30, 1998 were $881, $697, $796, $760, $707 and $721, respectively, including income earned on such amounts.
(5)  Elected as a Trustee in November 1997.
(6)  Includes additional compensation for service as Vice
     Chairman of the Putnam funds.
         Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
     (i) ten years or (ii) such Trustee's total years of service. The Plan Administrator (a committee comprised of
     Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.
         Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other
     Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1996, 1997 and 1998, the Fund paid $488,749, $1,427,191, and 2,893,467 in brokerage commissions, respectively. During fiscal 1998 the Fund did not pay any fee to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.
         For the fiscal year ending June 30, 1998, the Fund paid $5,783,380 in total other expenses (including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.)
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
     a.   Sales in the United States
          Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New
     York Stock Exchange for investors' shares to be bought at that day's offering price.
          Investors residing in the U.S. can buy shares
     -    THROUGH A FINANCIAL ADVISOR
          Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
     -    THROUGH SYSTEMATIC INVESTING
          Investors can make regular investments of $25 or more per month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.
          Investors may also complete an order form and write a check for the amount they wish to invest payable to the Fund. Return the check and completed form to Putnam Mutual Funds.
          The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.
     CLASS M SHARES
     -    Initial sales charge of up to 3.50%
     - Lower sales charges for larger investments of $50,000 or more
     -    No deferred sales charge
          - Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
          - Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
     - No conversion to class A shares, so future 12b-1 fee does not decrease

          INITIAL SALES CHARGES FOR CLASS M SHARES

                                  Sales charge as a percentage of:
                                  Net
      Amount of purchase          amount     Offering
      at offering price ($)       invested   price *
      Under 50,000                3.63 %     3.50%
      50,000 but under 100,000    2.56       2.50
      100,000 but under 250,000   1.52       1.50
      250,000 but under 500,000   1.01       1.00
      500,000 but under 1,000,000 NONE       NONE
      1,000,000 and above         NONE       NONE
     * Offering price includes sales charge.

     DISTRIBUTION (12B-1) PLANS
          The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class
     M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investments. The higher fees for class B and class M shares may cost investors more than paying the initial sales charge for class A shares.
     Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost investors more over time than class B shares.
          An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 1998, Putnam Mutual
     Funds Corp. received $268,590 in sales charges for Class M Shares, of which it retained $44,390.
     b.   Sales in Japan
          In Japan, Shares of the Fund are offered on any day that is both a Business Day and any business day of securities companies in Japan during the Subscription
     Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Sales Handling Company shall provide to the investors a contract
     Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts") and receive from such investors an application for requesting the opening of a transactions account under the Contracts. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.
         The issue price for Shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business
     Day after and including the Trade Day. The sales charge applicable to Class M Shares in Japan shall be 3.5% of the net asset value of such shares. From such amount, 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounded to three decimal places shall be retained by Putnam Mutual Fund Corp., principal underwriter of the Fund.
         The Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Company can agree.
         In addition, Sales Handling Company in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than yen100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" contained in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.
     (2)  Repurchase of Shares:
     a.   Repurchase in the United States
         Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares which may take up to 15 calendar days after the purchase date.
         SELLING SHARES THROUGH INVESTORS' FINANCIAL ADVISOR
         An investor's advisor must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge.
     An investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.
         SELLING SHARES DIRECTLY TO THE FUND
         Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
         BY MAIL
         Send a signed letter of instruction to Putnam Investor Services. If an investor has certificates for the shares the investor want to sell, the investor must include them along with completed stock power forms.
         BY TELEPHONE
         An investor may use Putnam's Telephone redemption Privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
         The Telephone Redemption Privilege is not available if there are certificates for an investor's shares. The Telephone Redemption Privilege may be modified or terminated without notice.
         ADDITIONAL DOCUMENTS
         If investors
     -   sell shares with a value of $100,000 or more,
          - want investors' redemption proceeds sent to an address other than the investor's address as it appears on Putnam's records, or
     - have notified Putnam of a change in address within the preceding 15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from investors' financial advisor, Putnam Investor Services and many commercial banks.
         Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.
         WHEN WILL THE FUND PAY INVESTORS?
         The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.
         REDEMPTION BY THE FUND
         If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
     b.   Repurchase in Japan
         Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of securities companies in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares
         The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Yamatane, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales Handling Company pursuant to the Contracts or, if the Sales Handling Company agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
     (3)  Suspension of Repurchase:
         The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New
     York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.
     (4)  Custody of Shares:
         Share certificates shall be held by shareholders at their own risk.
         The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of Yamatane.
     The Sales Handling Company to the Japanese shareholders shall deliver certificates of custody for the Shares.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
         Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
          The accounts of the Fund will be closed each year on 30th June.
     (3)  Authorized Shares:
         There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4) Agreement and Declaration of Trust:
         Originals or copies of the Agreement and Declaration of Trust, as amended are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.
         The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
         In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.
     (5) Issue of Warrants, Subscription Rights, etc.:
         The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance Is Shown:
         FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION.
         "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M Shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.
         For the one-year, five-year and the life of the Fund periods ended June 30, 1998, the average annual total return for Class M shares was 29.87%, 22.83% and 17.08%, respectively. Returns for Class M shares for periods prior to their inception are derived from the performance of the Fund's Class A Shares, adjusted to reflect the deduction of the initial sales charge currently applicable to Class M Shares.
         ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO
     NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
         Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
(B)  Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
       (i)    Disclosure to shareholders
              In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
       (ii)   Disclosure to the SEC
              The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.
     (2)  Disclosure in Japan:
     a.   Disclosure to the Supervisory Authority:
     (i)  Disclosure Required under the Securities and Exchange
          Law:
         When the Fund intends to offer the Shares amounting to more than certain amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.
         The Sales Handling Company of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who so desire at the Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Securities Investment Trusts and Securities Investment Companies
         If the Investment Management Company conducts the business of offering for sale shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Supervisory Agent under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No. 198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Supervisory Agent. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Supervisory Agent.
     b.   Disclosure to Japanese Shareholders:
         If the Investment Management Company makes any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver written documents containing the amendment to the shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.
         The Japanese Shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies.
         The above-described Management Report on the Fund will be sent to the shareholders known in Japan.
 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Company exercise their rights on their behalf in accordance with the Contracts with the Sales Handling Company.
          Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by Shareholders are as follows:
       (i)    Voting rights
         Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
       (ii)   Repurchase rights
         Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
       (iii)  Rights to receive dividends
         Shareholders are entitled to receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.
         Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.
     - Reinvest all distributions in additional shares without a sales charge;
     - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
     -    Receive all distributions in cash.
       (iv) Right to receive distributions upon dissolution Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
       (v) Right to inspect accounting books and the like Shareholders are entitled to inspect the Agreement and
     Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.
       (vi)   Right to transfer shares
          Shares are transferable without restriction except as limited by applicable law.
       (vii) Rights with respect to the U.S. registration statement
         If, under the 1933 Act, there is, at any time it became effective, any material false statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
     a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
     b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Sales Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
     c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
          Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
          The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S.
     will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in U.S.A.:
          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo

 (E)      Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo

5.   STATUS OF INVESTMENT FUND
(A)  Diversification of Investment Portfolio
                                         (As of the end of April 1999)
                                                     Investment
Types of Assets   Name of Country   Total US dollar  Ratio %
Common Stock      United Kingdom    617,205,371      33.05
                  France            307,829,519      16.48
                  Switzerland       196,651,350      10.53
                  Netherlands       165,532,752       8.87
                  Germany           149,907,773       8.03
                  Italy             109,153,656       5.84
                  Spain              77,025,613       4.12
                  Ireland            74,221,353       3.97
                  Sweden             62,165,891       3.33
                  Portugal           46,163,249       2.47
                  Finland            35,613,521       1.91
                  Greece             14,034,349       0.75
        Sub-total                 1,855,504,397      99.35
Cash, Deposit and Other
Assets (after deduction
of liabilities)                      12,226,409       0.65
        Total                     1,867,730,806     100.00
                              (yen222,914 million)

    Note:Investment ration is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.
(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of April 1999 is as follows:

                    Total Net Asset Value       Net Asset Value per Share
                      Dollar      Yen
                    (thousands)  (millions)        Dollar       Yen
1st Fiscal Year        746          89             13.90        1,659
(June 30, 1995)
2nd Fiscal Year      4,047         483             15.86        1,893
(June 30, 1996)
3rd Fiscal Year     15,811        1,887            18.85        2,250
(June 30, 1997)
4th Fiscal Year     42,614        5,086            23.51        2,806
(June 30, 1998)
1998 End of May     36,768        4,388            23.45        2,799
           June     42,614        5,086            23.51        2,806
           July    114,329       13,645            23.96        2,860
         August    163,573       19,522            20.31        2,424
      September    137,523       16,413            19.19        2,290
        October    124,309       14,836            20.93        2,498
       November    142,392       16,994            21.92        2,616
       December    212,900       25,410            21.56        2,573
1999 End of January 140,921      16,819            21.97        2,622
       February    171,214       20,434            21.43        2,558
          March    156,614       18,692            21.41        2,555
          April    128,110       15,290            22.05        2,632

(Note)    Operations of Class M Shares were commenced on December 1, 1994.

 (2) Record of Distributions Paid
     Class M Shares

Period                           Amount of Dividend paid per Share
                                  Income          Capital Gains
1st Fiscal Year(12/1/94-6/30/95)    --       --    $0.16  yen19.10
2nd Fiscal Year(7/1/95-6/30/96)     --       --     0.40  yen47.74
3rd Fiscal Year(7/1/96-6/30/97)    $0.17   yen20.29 1.06  yen126.51
4th Fiscal Year(7/1/97-6/30/98)     0.30   yen35.81 1.13  yen134.87

(Note) Record of distribution paid from December 1994 to December 1998 are as follows:

                       Dividend       NAV per Share
Ex-Dividend Date    Dollar   Yen         Dollar
1996 December 20    $1.230   146.80      $16.11
1997 December 19     1.430   170.67       18.09
1998 December 18     1.196   142.74       20.76

 (C) Record of Sales and Repurchases
     Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

Class M Shares
              Number of   Number of   Net Increase     Number of
             Shares Sold    Shares    (Decrease) in   Outstanding
                         Repurchased     Shares         Shares
                                       Outstanding
1st Fiscal     91,235       37,562       53,673         53,673
Year             (0)         (0)           (0)
(12/1/94-
6/30/95)
2nd Fiscal     297,970      96,466       201,504        255,177
Year             (0)         (0)           (0)
(7/1/95-
6/30/96)
3rd Fiscal    1,962,484   1,378,637      583,847        839,024
Year             (0)         (0)           (0)
(7/1/96-
6/30/97)
4th Fiscal    2,299,229   1,325,283      973,946       1,812,970
Year             (0)         (0)           (0)
(7/1/97-
6/30/98)

Note:    The number of Shares sold, repurchased and outstanding
     in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares have started to sell in Japan since July 1, 1998.
II. OUTLINE OF THE FUND

1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on November 10, 1988.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Fund is an open-end, diversified management company under the Investment Company Act of 1940.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Fund
     Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.
     November 10, 1988: Adoption of the Amended and Restated Agreement and Declaration of Trust July 13, 1990
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Fund
          The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting
     (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.
(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees

(1) Trustees and Officers of the Fund                   (as of
     the end of April 1999)
                                                       Shares
     Name      Office and             Resume            Owned
               Title
George Putnam  Chairman and  present: Chairman and
               President           Director of        5,388.128
                                   Putnam Investment
                                   Management, Inc.
                                   and Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John A. Hill   Vice          present: Chairman and
               Chairman            Managing           4,517.433
                                   Director, First
                                   Reserve
                                   Corporation
William F.     Vice          present: Professor of
Pounds         Chairman            Management,        8,803.172
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,
Baxter                             Baxter             679.714
                                   Associates, Inc.
Hans H. Estin  Trustee       present: Vice Chairman,
                                   North American     414.931
                                   Management Corp.
Ronald J.      Trustee       present: Former
Jackson                            Chairman,          1,190.857
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul. L.       Trustee       present: Professor of        0
Joskow                             Economics and
                                   Management and
                                   former Head of
                                   the Department of
                                   Economics at the
                                   Massachusetts
                                   Institute of
                                   Technology,
                                   Director of New
                                   England Electric
                                   System, State
                                   Farm Indemnity
                                   Company and
                                   Whitehead
                                   Institute for
                                   Biomedical
                                   Research
Elizabeth T.   Trustee       present: President
Kennan                             Emeritus of Mount  313.030
                                   Holyoke College
Lawrence J.    Trustee and   present: President,
Lasser         Vice                Chief Executive    107.696
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and
Mullin, III                        Chief Executive    577.126
                                   Officer of
                                   Ridgeway Farm,
                                   Director of ACX
                                   Technologies,
                                   Inc., Alex. Brown
                                   Realty, Inc. and
                                   The Liberty
                                   Corporation
Robert E.      Trustee       present: President and
Patterson                          Trustee of Cabot   1,709.320
                                   Industrial Trust
                                   and Chairman of
                                   the Joselin
                                   Diabetes Center
                                   and Trustee of
                                   SEA Education
                                   Association
Donald S.      Trustee       present: Director of
Perkins                            various            1,614.516
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Nanophase
                                   Technologies,
                                   Inc. and Springs
                                   Industries, Inc.
George Putnam, Trustee       present: President, New
III                                Generation         326.955
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and
                                   Chief Executive    138.313
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and
Stephens                           Chief Executive    116.541
                                   Officer of
                                   MacMillan
                                   Bloedel, Ltd.
                                   Director of Qwest
                                   Communications
                                   and New Century
                                   Energies
W. Nicholas    Trustee       present: Director of
Thorndike                          various            128.588
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of Cabot
                                   Industrial Trust,
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing            0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
John D. Hughes Senior Vice   present: Senior Vice         0
               President           President of
               and                 Putnam
               Treasurer           Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Patricia C.    Senior Vice   present: Senior Vice         0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Ian C.         Vice          present:  Senior             0
Ferguson       President           Managing Director
                                   of Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Gordon H.      Vice          present: Director and    10,755
Silver         President           Senior Managing    .734
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Brett C.       Vice          present: Managing            0
Browchuk       President           Director of
                                   Putnam Investment
                                   Management, Inc.
John R. Verani Vice          present: Senior Vice         0
               President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
John J.        Vice          present: Managing            0
Morgan, Jr.    President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Richard        Vice          present: Managing            0
Monaghan       President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam Mutual
                                   Funds Corp.
Nigel P. Hart  Vice          present: Senior Vice
               President           President of       201.428
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Omid Kamshad   Vice          present: Managing            0
               President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Mark D.        Vice          present: Managing
Pollard        President           Director of        4,740.581
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Justin M.      Vice          present: Managing
Scott          President           Director of        2,670.087
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Paul G.        Assistant     present: N/A                 0
Bucuvalas      Treasurer
Beverly Marcus Clerk and     present: N/A
               Assistant                              124.406
               Treasurer

  (2) Employees of the Fund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment
     Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
         Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
         Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is June 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
          Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.
          Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority
          Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company
          Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

 (D) History of the Company
          Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $238 billion in assets in over 11 million shareholder accounts at the end of April 1999. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.
          Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)  Amount of Capital Stock  (as of the end of April 1999)

     1.   Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value

     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares

     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares

     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):

                                    Amount of Capital
                 Year           (Total Stockholders' Equity)
          End of 1994                   $48,149,491
          End of 1995                   $45,521,351
          End of 1996                   $45,817,658
          End of 1997                   $48,617,160
          End of 1998                   $425,782,008

 (F) Structure of the Management of the Company
          Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.
          Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Global Core and Growth Equities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.
          The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.
          In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.
          The following officers of Investment Management Company have had primary responsibility for the day-to-day management of the Fund's portfolio since the years stated below. Their recent professional experience is also shown.
                                   (as of the end of April 1999)
   Manager     Sinc                  Experience
                e
Omid Kamshad   1996 Employed as an investment professional by
Managing            Investment Management Company since January
Director            1996.  Prior to January, 1996, Mr. Kamshad
                   was Director of Investments at Lombard Odier
                   International.  Prior to April, 1995, Mr.
                   Kamshad was Director at Baring Asset
                   Management Company.
Mark D.        1995 Employed as an investment professional by
Pollard             Putnam Investment Management Company since
Managing            1990.
Director
Nigel P. Hart  1998 Employed as an investment professional by
Senior Vice         Investment Management Company since 1997.
President           Prior to November, 1997, Mr. Hart was a Vice
                   President and Portfolio Manager at IAI
                   International.

(G) Information Concerning Major Stockholders
    As of the end of April 1999, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

(H) Information Concerning Officers and Employees
    The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:
List of Officers and Directors of Investment Management Company

                                          (as of the end of April 1999)
                     Position
                     with
          Name       Investment    Other Business Affiliation
                     Management
                     Company
1   Putnam, George   Chairman     Director of Putnam Mutual
                                  Funds Corp.
2   Lasser, Lawrence President
    J.               and
                     Director,
                     CEO
3   Silver, Gordon   Director     Director of Putnam
    H.               and Senior   Fiduciary Trust Company and
                     Managing     Senior Managing Director of
                     Director     Putnam Mutual Funds Corp.
4   Burke, Robert W. Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
5   Collman,         Senior       Senior Managing Director of
    Kathleen M.      Managing     Putnam Mutual Funds Corp.
                     Director
6   Ferguson, Ian C. Senior
                     Managing
                     Director
7   Regan, Anthony   Senior
    W.               Managing
                     Director
8   Spiegel, Steven  Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
9   Anderson, Blake  Managing
    E.               Director
10  Antill, Jennifer Managing
                     Director
11  Beck, Robert R.  Managing
                     Director
12  Browchuk, Brett  Managing
    C.               Director
13  Cassaro, Joseph  Managing
    A.               Director
14  Cotner, C. Beth  Managing
                     Director
15  Cronin, Kevin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
16  D'Alelio, Edward Managing
    H.               Director
17  Daly, Kenneth L. Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
18  DeTore, John A.  Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
19  Durgarian,       Managing     Director and Managing
    Karnig H.        Director     Director of Putnam
                     and Chief    Fiduciary Trust Company
                     Financial
                     Officer
20  Esteves, Irene   Managing     Treasurer of Putnam
    M.               Director     Fiduciary Trust Company
                     and Chief
                     Financial
                     Officer
21  Farrell, Deborah Managing     Managing Director of Putnam
    S.               Director     Mutual Funds Corp.
22  Gillis, Roland   Managing
                     Director
23  Haslett, Thomas  Managing
    R.               Director
24  Holding, Pamela  Managing
                     Director
25  Hurley, William  Managing     Managing Director and CFO
    J.               Director     of Putnam Mutual Funds
                                  Corp.
26  Jacobs, Jerome   Managing
    J.               Director
27  Joseph, Joseph   Managing
    P.               Director
28  Kamshad, Omid    Managing
                     Director
29  King, David L.   Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
30  Kohli, D.        Managing
    William          Director
31  Kreisel, Anthony Managing
    I.               Director
32  Kuenstner,       Managing
    Deborah F.       Director
33  Landes, William  Managing
    J.               Director
34  Leibovitch,      Managing
    Richard G.       Director
35  Leichter,        Managing
    Jennifer E.      Director
36  Maloney, Kevin   Managing
    J.               Director
37  Martino, Michael Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
38  Maxwell, Scott   Managing
    M.               Director
39  McGue, William   Managing
    F.               Director
40  McMullen, Carol  Managing
    C.               Director
41  Memani, Krishna  Managing
    K.               Director
42  Miller, Daniel   Managing
    L.               Director
43  Morgan Jr., John Managing     Managing Director of Putnam
    J.               Director     Fiduciary Trust Company

44  Morgan, Kelly A. Managing
                     Director
45  Oristaglio,      Managing
    Stephen          Director
46  Peacher, Stephen Managing
    C.               Director
47  Pollard, Mark D. Managing
                     Director
48  Porter, Charles  Managing
    E.               Director
49  Price, Quintin   Managing
    I.               Director
50  Reilly, Thomas   Managing
    V.               Director
51  Schultz,         Managing     Managing Director of Putnam
    Mitchell D.      Director     Mutual Funds Corp.
52  Scott, Justin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
53  Shadek Jr.,      Managing
    Edward T.        Director
54  Starr, Loren     Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
55  Swift, Robert    Managing
                     Director
56  Talanian, John   Managing     Managing Director of Putnam
    C.               Director     Mutual Funds Corp.
57  Tibbetts,        Managing     Managing Director of Putnam
    Richard B.       Director     Mutual Funds Corp.
58  Waldman, David   Managing
    L.               Director
                     and Chief
                     Financial
                     Officer
59  Wetlaufer, Eric  Managing
                     Director
60  Woolverton,      Managing     Managing Director of Putnam
    William H.       Director     Mutual Funds Corp.
61  Arends, Michael  Senior Vice  Senior Vice President of
    K.               President    Putnam Mutual Funds Corp.
62  Asher, Steven E. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
                                  and Senior Vice President
                                  of Putnam Fiduciary Trust
                                  Company
63  Atkin, Michael   Senior Vice
    J.               President
64  Augustine,       Senior Vice
    Jeffrey B.       President
65  Bakshi, Manjit   Senior Vice
    S.               President
66  Bamford, Dolores Senior Vice
    Snyder           President
67  Baumbach, Robert Senior Vice
    K.               President
68  Berka, Sharon A. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
69  Block, Richard   Senior Vice
    L.               President
70  Boselli, John A. Senior Vice
                     President
71  Bousa, Edward P. Senior Vice
                     President
72  Bresnahan,       Senior Vice  Senior Vice President of
    Leslee R.        President    Putnam Mutual Funds Corp.
73  Burke, Andrea    Senior Vice
                     President
74  Burns, Cheryl A. Senior Vice
                     President
75  Byrne, Joshua L. Senior Vice
                     President
76  Callahan, Ellen  Senior Vice
    S.               President
77  Carlson, David   Senior Vice
    G.               President
78  Chang, Jack P.   Senior Vice
                     President
79  Chrostowski,     Senior Vice  Senior Vice President of
    Louis F.         President    Putnam Mutual Funds Corp.
80  Curran, Peter J. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
81  Dalferro, John   Senior Vice
    R.               President
82  Derbyshire,      Senior Vice  Senior Vice President of
    Ralph C.         President    Putnam Mutual Funds Corp.
83  Eigerman, Nathan Senior Vice
    W.               President
84  England, Richard Senior Vice
    B.               President
85  Epke, Laura L.   Senior Vice
                     President
86  Finch, Edward R. Senior Vice
                     President
87  Flaherty,        Senior Vice  Senior Vice President of
    Patricia C.      President    Putnam Mutual Funds Corp.
88  Fontana, Forrest Senior Vice
    N.               President
89  Francis,         Senior Vice
    Jonathan H.      President
90  Frost, Karen T.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
91  Frucci, Richard  Senior Vice  Senior Vice President of
    M.               President    Putnam Fiduciary Trust
                                  Company
92  Fullerton, Brian Senior Vice  Senior Vice President of
    J.               President    Putnam Mutual Funds Corp.
93  Gorman, Stephen  Senior Vice
    A.               President
94  Grant, Peter J.  Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
95  Graviere,        Senior Vice
    Patrice          President
96  Grim, Daniel J.  Senior Vice
                     President
97  Haagensen, Paul  Senior Vice
    E.               President
98  Hadden, Peter J. Senior Vice
                     President
99  Halperin,        Senior Vice
    Matthew C.       President
100 Hart, Nigel P.   Senior Vice
                     President
101 Healey, Deborah  Senior Vice
    R.               President
102 Hotchkiss,       Senior Vice
    Michael F.       President
103 Kaufman, Jeffrey Senior Vice
                     President
104 Kay, Karen R.    Senior Vice  Clerk, Director and Senior
                     President    Vice President of Putnam
                                  Fiduciary Trust Company and
                                  Senior Vice President of
                                  Putnam Mutual Funds Corp.
105 Kirson, Steven   Senior Vice
    L.               President
106 Knight, Jeffrey  Senior Vice
    L.               President
107 Kobylarz,        Senior Vice
    Jeffrey J.       President
108 Koontz, Jill A.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
109 Korn, Karen R.   Senior Vice
                     President
110 Kurey, Thomas J. Senior Vice
                     President
111 Lannum III,      Senior Vice
    Coleman N.       President
112 Lindsey, Jeffrey Senior Vice
    R.               President
113 Lode, Geirulv    Senior Vice
                     President
114 Lomba, Rufino R. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
115 MacElwee, Jones, Senior Vice
    Elizabeth M.     President
116 Madore, Robert   Senior Vice  Senior Vice President of
    A.               President    Putnam Fiduciary Trust
                                  Company
117 Malloy, Julie M. Senior Vice
                     President
118 Manuel Jr.,      Senior Vice
    Richard D.       President
119 Marrkand, Paul   Senior Vice
    E.               President
120 Marshall,        Senior Vice
    William L.       President
121 Matteis, Andrew  Senior Vice
    S.               President
122 McDonald,        Senior Vice
    Richard E.       President
123 Meehan, Thalia   Senior Vice
                     President
124 Mehta, Sandeep   Senior Vice
                     President
125 Miller, William  Senior Vice
    H.               President
126 Mockard, Jeanne  Senior Vice
    L.               President
127 Mufson, Michael  Senior Vice
    J.               President
128 Mullen, Donald   Senior Vice  Senior Vice President of
    E.               President    Putnam Mutual Funds Corp.
129 Mullin, Hugh H.  Senior Vice
                     President
130 Nance, Michael   Senior Vice
    E.               President
131 Netols, Jeffrey  Senior Vice  Senior Vice President of
    W.               President    Putnam Fiduciary Trust
                                  Company
132 Oler, Stephen S. Senior Vice
                     President
133 Paine, Robert M. Senior Vice
                     President
134 Parker, Margery  Senior Vice
    C.               President
135 Perry, William   Senior Vice
                     President
136 Peters, Carmel   Senior Vice
                     President
137 Petralia,        Senior Vice  Senior Vice President of
    Randolph S.      President    Putnam Mutual Funds Corp.
138 Plapinger, Keith Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
139 Pohl, Charles G. Senior Vice
                     President
140 Prusko, James M. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
141 Quistberg, Paul  Senior Vice
    T.               President
142 Ray, Christopher Senior Vice
    A.               President
143 Ravera, David A. Senior Vice
                     President
144 Rogers, Kevin J. Senior Vice
                     President
145 Ruys de Perez,   Senior Vice  Senior Vice President of
    Charles A.       President    Putnam Fiduciary Trust
                                  Company and Senior Vice
                                  President of Putnam Mutual
                                  Funds Corp.
146 Santos, David J. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
147 Santosus,        Senior Vice
    Anthony C.       President
148 Schwister, Jay   Senior Vice  Senior Vice President of
    E.               President    Putnam Fiduciary Trust
                                  Company
149 Scordato,        Senior Vice  Senior Vice President of
    Christine A.     President    Putnam Mutual Funds Corp.
150 Sievert, Jean I. Senior Vice
                     President
151 Simon, Sheldon   Senior Vice
    N.               President
152 Simozar, Saied   Senior Vice
                     President
153 Smith Jr., Leo   Senior Vice
    J.               President
154 Smith, Margaret  Senior Vice
    D.               President
155 Spatz, Erin J.   Senior Vice
                     President
156 Stack, Michael   Senior Vice  Senior Vice President of
    P.               President    Putnam Mutual Funds Corp.
157 Stairs, George   Senior Vice
    W.               President
158 Strumpf, Casey   Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
159 Sugimoto,        Senior Vice  Senior Vice President of
    Toshifumi        President    Putnam Mutual Funds Corp.
160 Sullivan, Roger  Senior Vice
    R.               President
161 Svensson, Lisa   Senior Vice
    H.               President
162 Swanberg,        Senior Vice
    Charles H.       President
163 Thomsen,         Senior Vice  Senior Vice President of
    Rosemary H.      President    Putnam Fiduciary Trust
                                  Company
164 Troped, Bonnie   Senior Vice  Senior Vice President of
    L.               President    Putnam Mutual Funds Corp.
165 Verani, John R.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
166 Walsh, Francis   Senior Vice
    P.               President
167 Warren, Paul C.  Senior Vice
                     President
168 Weinstein,       Senior Vice
    Michael R.       President
169 Weiss, Manuel    Senior Vice
                     President
170 Whalen, Edward   Senior Vice  Senior Vice President of
    F.               President    Putnam Mutual Funds Corp.
171 Wheeler, Diane   Senior Vice
    D.F.             President
172 Wyke, Richard P. Senior Vice
                     President
173 Yogg, Michael R. Senior Vice
                     President
174 Zukowski, Gerald Senior Vice
    S.               President

            (I) Summary of Business Lines and Business Operation Investment Management Company is engaged in the business of providing investment management and investment advisory
         services to mutual funds.  As of the end of April 1999,
          Investment Management Company managed, advised, and/or
        administered the following 114 funds and fund portfolios
     (having an aggregate net asset value of over $238 billion):

                                                   (As of April 30, 1999)
               Name            Month/Da  Principal  Total   Net
                                te/Year Characteris  Net   Asset
                               Establis    tics     Asset  Value
                                  hed               Value   per
                                                     ($    share
                                                   million  ($)
                                                      )
 1  The George Putnam Fund of    11/5/37 Open/Equity 4,067.8  19.16
   Boston; A                                             0
 2  The George Putnam Fund of     32256  Open/Equity 1,638.8  19.00
   Boston; B                                             0
 3  The George Putnam Fund of     33207  Open/Equity  302.88  19.00
   Boston; M
 4  The George Putnam Fund of     32873  Open/Equity  583.49  19.20
   Boston; Y
 5  Putnam American Government    29645  Open/Bond   1,392.9   8.72
   Income Fund; A                                        8
 6  Putnam American Government    33012  Open/Bond    118.10   8.69
   Income Fund; B
 7  Putnam American Government    33282  Open/Bond      3.91   8.74
   Income Fund; M
 8  Putnam Asia Pacific Growth    31827  Open/Equity  159.35  10.88
   Fund; A
 9  Putnam Asia Pacific Growth    32659  Open/Equity  141.82  10.67
   Fund; B
10  Putnam Asia Pacific Growth    33269  Open/Equity   10.12  10.78
   Fund; M
11  Putnam Asia Pacific Fund      34415  Open/Equity    2.66   9.30
   II
12  Putnam Asset Allocation:      32910  Open/Balanc  990.74  12.44
   Balanced Portfolio; A                ed
13  Putnam Asset Allocation:      32914  Open/Balanc  569.76  12.37
   Balanced Portfolio; B                ed
14  Putnam Asset Allocation:      33116  Open/Balanc  116.43  12.30
   Balanced Portfolio; C                ed
15  Putnam Asset Allocation:      33274  Open/Balanc   68.26  12.41
   Balanced Portfolio; M                ed
16  Putnam Asset Allocation:      33067  Open/Balanc  322.07  12.45
   Balanced Portfolio; Y                ed
17  Putnam Asset Allocation :     32910  Open/Balanc  428.43  10.65
   Conservative Portfolio; A            ed
18  Putnam Asset Allocation :     32921  Open/Balanc  187.65  10.60
   Conservative Portfolio; B            ed
19  Putnam Asset Allocation :     33116  Open/Balanc   56.47  10.58
   Conservative Portfolio; C            ed
20  Putnam Asset Allocation :     33275  Open/Balanc   23.83  10.61
   Conservative Portfolio; M            ed
21  Putnam Asset Allocation :     33067  Open/Balanc   65.68  10.66
   Conservative Portfolio; Y            ed
22  Putnam Asset Allocation:      32911  Open/Balanc  777.42  14.33
   Growth Portfolio; A                  ed
23  Putnam Asset Allocation:      32919  Open/Balanc  480.49  14.14
   Growth Portfolio; B                  ed
24  Putnam Asset Allocation:      33116  Open/Balanc  106.41  14.03
   Growth Portfolio; C                  ed
25  Putnam Asset Allocation:      33269  Open/Balanc   63.91  14.16
   Growth Portfolio; M                  ed
26  Putnam Asset Allocation:      33067  Open/Balanc  300.30  14.41
   Growth Portfolio; Y                  ed
27  Putnam Arizona Tax Exempt     31806  Open/Bond    109.07   9.30
   Income Fund; A
28  Putnam Arizona Tax Exempt     32703  Open/Bond     33.61   9.29
   Income Fund; B
29  Putnam Arizona Tax Exempt     33421  Open/Bond      0.52   9.33
   Income Fund; M
30  Putnam Balanced Fund          33512  Open/Balanc    3.93  12.47
                                       ed
31  Putnam Balanced Retirement    29694  Open/Balanc  700.70  11.34
   Fund; A                              ed
32  Putnam Balanced Retirement    32904  Open/Balanc  191.44  11.24
   Fund; B                              ed
33  Putnam Balanced Retirement    33313  Open/Balanc   15.28  11.28
   Fund; M                              ed
34  Putnam Balanced Retirement    34697  Open/Balanc    1.78  11.34
   Fund; Y                              ed
35  Putnam California             32473  Closed/Bond   71.39  15.50
   Investment Grade Municipal
   Trust
36  Putnam California Tax         28973  Open/Bond   3,004.2   8.72
   Exempt Income Fund; A                                 6
37  Putnam California Tax         32511  Open/Bond    663.02   8.71
   Exempt Income Fund; B
38  Putnam California Tax         33282  Open/Bond     19.26   8.71
   Exempt Income Fund; M
39  Putnam California Tax         30614  Open/Bond     29.59   1.00
   Exempt Money Market Fund
40  Putnam Capital                32724  Open/Equity   60.66   8.07
   Opportunities Fund; A
41  Putnam Capital                33178  Open/Equity   82.92   8.04
   Opportunities Fund; B
42  Putnam Capital                33624  Open/Equity    4.28   8.05
   Opportunities Fund; M
43  Putnam Capital                32724  Open/Equity 1,312.2  22.24
   Appreciation Fund; A                                  3
44  Putnam Capital                33178  Open/Equity 1,435.0  21.97
   Appreciation Fund; B                                  8
45  Putnam Capital                33624  Open/Equity   94.58  22.01
   Appreciation Fund; M
46  Putnam Convertible            33417  Closed/Bond   88.74  23.90
   Opportunity and Income
   Trust
47  Putnam Convertible Income-   6/29/72 Open/Balanc 1,061.8  20.58
   Growth Trust; A                      ed                9
48  Putnam Convertible Income-    32703  Open/Balanc  300.09  20.34
   Growth Trust; B                      ed
49  Putnam Convertible Income-    33309  Open/Balanc   17.52  20.45
   Growth Trust; M                      ed
50  Putnam Convertible Income-    34697  Open/Balanc   35.81  20.58
   Growth Trust; Y                      ed
51  Putnam Diversified Equity     33054  Open/Equity  337.87  14.85
   Trust; A
52  Putnam Diversified Equity     33055  Open/Equity  415.94  14.60
   Trust; B
53  Putnam Diversified Equity     34730  Open/Equity    2.25  14.84
   Trust; C
54  Putnam Diversified Equity     33421  Open/Equity   33.74  14.69
   Trust; M
55  Putnam Dividend Income        31317  Closed/Bond  123.84  11.44
   Fund
56  Putnam Diversified Income     30957  Open/Bond   1,738.1  11.51
   Trust; A                                              4
57  Putnam Diversified Income     32567  Open/Bond   1,986.5  11.46
   Trust; B                                              4
58  Putnam Diversified Income     34730  Open/Bond      3.35  11.49
   Trust; C
59  Putnam Diversified Income     33207  Open/Bond    976.71  11.47
   Trust; M
60  Putnam Diversified Income     33795  Open/Bond     17.99  11.52
   Trust ; Y
61  Putnam Emerging Markets       33512  Open/Equity   47.73   8.76
   Fund; A
62  Putnam Emerging Markets       33512  Open/Equity   35.86   8.70
   Fund; B
63  Putnam Emerging Markets       33512  Open/Equity    4.20   8.72
   Fund; M
64  Putnam Equity Fund 98         34332  Open/Equity    7.75  12.87
65  Putnam Equity Income Fund;    26829  Open/Balanc 1,263.7  17.20
   A                                    ed                3
66  Putnam Equity Income Fund;    32763  Open/Balanc  706.80  17.09
   B                                    ed
67  Putnam Equity Income Fund;    34730  Open/Balanc    5.18  17.19
   C                                    ed
68  Putnam Equity Income Fund;    33208  Open/Balanc   67.12  17.11
   M                                    ed
69  Putnam Europe Growth Fund;    31661  Open/Equity  920.28  22.27
   A
70  Putnam Europe Growth Fund;    32904  Open/Equity  819.34  21.71
   B
71  Putnam Europe Growth Fund;    33207  Open/Equity  128.11  22.05
   M
72  Putnam Florida Tax Exempt     31647  Open/Bond    239.29   9.40
   Income Fund; A
73  Putnam Florida Tax Exempt     32511  Open/Bond     82.46   9.40
   Income Fund; B
74  Putnam Florida Tax Exempt     33358  Open/Bond      1.80   9.40
   Income Fund; M
75  Putnam Global Natural         27964  Open/Equity  212.72  20.00
   Resources Fund; A
76  Putnam Global Natural         32904  Open/Equity  149.72  19.68
   Resources Fund; B
77  Putnam Global Natural         33421  Open/Equity   10.14  19.88
   Resources Fund; M
78  Putnam Global Equity Fund     34459  Open/Equity    4.01  13.67
79  Putnam Global Growth and      33240  Open/Equity   32.17  14.34
   Income Fund; A
80  Putnam Global Growth and      33240  Open/Equity   23.89  14.24
   Income Fund; B
81  Putnam Global Growth and      33240  Open/Equity    2.61  14.29
   Income Fund; M
82  Putnam Global Governmental    30467  Open/Bond    240.35  12.70
   Income Trust; A
83  Putnam Global Governmental    32904  Open/Bond     35.31  12.66
   Income Trust; B
84  Putnam Global Governmental    33313  Open/Bond    234.63  12.64
   Income Trust; M
85  Putnam Global Growth Fund;   9/1/67  Open/Equity 3,518.3  12.96
   A                                                     2
86  Putnam Global Growth Fund;    32259  Open/Equity 1,991.3  12.46
   B                                                     9
87  Putnam Global Growth Fund;    34730  Open/Equity    6.21  12.95
   C
88  Putnam Global Growth Fund;    33297  Open/Equity   65.42  12.85
   M
89  Putnam Global Growth Fund;    33038  Open/Equity  122.36  13.17
   Y
90  Putnam Growth and Income      33242  Open/Balanc 1,376.5  15.36
   Fund II; A                           ed                5
91  Putnam Growth and Income      33242  Open/Balanc 1,630.2  15.23
   Fund II; B                           ed                7
92  Putnam Growth and Income      34730  Open/Balanc   14.39  15.34
   Fund II; C                           ed
93  Putnam Growth and Income      33242  Open/Balanc  185.27  15.28
   Fund II; M                           ed
94  The Putnam Fund for Growth   11/6/57 Open/Balanc 22,831.  22.35
   and Income; A                        ed               15
95  The Putnam Fund for Growth    32259  Open/Balanc 16,841.  22.06
   and Income; B                        ed               91
96  The Putnam Fund for Growth    33358  Open/Balanc  501.31  22.22
   and Income; M                        ed
97  The Putnam Fund for Growth    33038  Open/Balanc 1,169.9  22.39
   and Income; Y                        ed                6
98  Putnam Growth Fund            34454  Open/Equity    2.56  10.42
99  Putnam Growth                 33512  Open/Equity 1,133.3  21.36
   Opportunities; A                                      1
100 Putnam Growth                 34181  Open/Equity 1,301.2  21.09
   Opportunities; B                                      0
101 Putnam Growth                 34730  Open/Equity   39.98  21.37
   Opportunities; C
102 Putnam Growth                 34181  Open/Equity   81.11  21.19
   Opportunities; M
103 Putnam High Income            30505  Closed/Bond  114.65   8.42
   Convertible and Bond Fund
104 Putnam High Yield             30034  Open/Bond   1,165.3   8.40
   Advantage Fund; A                                     2
105 Putnam High Yield             33008  Open/Bond    980.81   8.36
   Advantage Fund; B
106 Putnam High Yield             33207  Open/Bond    983.53   8.39
   Advantage Fund; M
107 Putnam High Yield             34697  Open/Bond      9.85   8.40
   Advantage Fund; Y
108 Putnam High Yield Total       33969  Open/Bond     51.07   7.67
   Return Fund; A
109 Putnam High Yield Total       33969  Open/Bond     57.43   7.60
   Return Fund; B
110 Putnam High Yield Total       33969  Open/Bond      3.58   7.61
   Return Fund; M
111 Putnam High Quality Bond      30103  Open/Bond    323.44   9.88
   Fund; A
112 Putnam High Quality Bond      33029  Open/Bond     39.48   9.83
   Fund; B
113 Putnam High Quality Bond      33339  Open/Bond      3.00   9.88
   Fund; M
114 Putnam High Yield Fund II;    34333  Open/Bond    538.16   8.00
   A
115 Putnam High Yield Fund II;    34333  Open/Bond    776.69   8.01
   B
116 Putnam High Yield Fund II;    34333  Open/Bond     37.61   8.00
   M
117 Putnam High Yield Trust; A    27073  Open/Bond   2,679.5  11.08
                                                         5
118 Putnam High Yield Trust; B    32567  Open/Bond    858.45  11.03
119 Putnam High Yield Trust; M    33421  Open/Bond     17.96  11.07
120 Putnam High Yield Trust; Y    34697  Open/Bond     23.22  11.07
121 Putnam Health Sciences        28637  Open/Equity 2,784.8  57.25
   Trust; A                                              3
122 Putnam Health Sciences        32567  Open/Equity 2,026.7  54.93
   Trust; B                                              2
123 Putnam Health Sciences        33421  Open/Equity   86.36  56.33
   Trust; M
124 Putnam High Yield             31191  Closed/Bond  201.18   9.11
   Municipal Trust
125 Putnam Income Fund; A        11/1/54 Open/Bond   1,374.9   6.76
                                                         0
126 Putnam Income Fund; B         32567  Open/Bond    505.48   6.73
127 Putnam Income Fund; M         33220  Open/Bond   1,757.1   6.73
                                                         9
128 Putnam Income Fund; Y         32915  Open/Bond    252.81   6.78
129 Putnam Intermediate U.S.      32554  Open/Bond    254.45   4.92
   Government Income Fund; A
130 Putnam Intermediate U.S.      32554  Open/Bond    148.98   4.93
   Government Income Fund; B
131 Putnam Intermediate U.S.      33330  Open/Bond     11.15   4.93
   Government Income Fund; M
132 Putnam Intermediate U.S.      34242  Open/Bond    116.60   4.92
   Government Income Fund; Y
133 Putnam International Fund     33599  Open/Equity    5.10  11.82
134 Putnam International          33816  Open/Equity  447.87  12.50
   Growth and Income Fund;  A
135 Putnam International          33816  Open/Equity  439.44  12.40
   Growth and Income Fund;  B
136 Putnam International          34730  Open/Equity    4.46  12.48
   Growth and Income Fund; C
137 Putnam International          33816  Open/Equity   36.70  12.46
   Growth and Income Fund;  M
138 Putnam International          31835  Open/Equity 2,611.5  21.22
   Growth Fund; A                                        8
139 Putnam International          33024  Open/Equity 1,709.9  20.81
   Growth Fund; B                                        3
140 Putnam International          33207  Open/Equity  193.14  21.05
   Growth Fund; M
141 Putnam International          33796  Open/Equity  219.58  21.29
   Growth Fund; Y
142 Putnam International New      33240  Open/Equity  762.56  14.32
   Opportunities Fund; A
143 Putnam International New      33439  Open/Equity  938.06  13.98
   Opportunities Fund; B
144 Putnam International New      34730  Open/Equity    1.95  14.31
   Opportunities Fund; C
145 Putnam International New      33439  Open/Equity   74.45  14.12
   Opportunities Fund; M
146 Putnam International          33599  Open/Equity  152.73  15.03
   Voyager Fund;  A
147 Putnam International          33906  Open/Equity  114.91  14.89
   Voyager Fund;  B
148 Putnam International          33906  Open/Equity   13.03  14.96
   Voyager Fund;  M
149 Putnam Investment Grade       31345  Closed/Bond  246.38  11.78
   Municipal Trust
150 Putnam Investment Grade       32473  Closed/Bond  186.23  13.94
   Municipal Trust II
151 Putnam Investment Grade       32840  Closed/Bond   53.32  13.31
   Municipal Trust III
152 Putnam Investors Fund; A      8005   Open/Equity 5,472.7  15.68
                                                         4
153 Putnam Investors Fund; B      32567  Open/Equity 2,665.0  14.99
                                                         9
154 Putnam Investors Fund; M      33208  Open/Equity  180.67  15.38
155 Putnam Investors Fund; Y      33975  Open/Equity  478.92  15.73
156 Putnam Latin America Fund     34415  Open/Equity    1.99   6.54
157 Putnam Massachusetts Tax      31342  Open/Bond    303.55   9.57
   Exempt Income Fund; A
158 Putnam Massachusetts Tax      32703  Open/Bond    124.21   9.56
   Exempt Income Fund; B
159 Putnam Massachusetts Tax      33369  Open/Bond      5.38   9.56
   Exempt Income Fund; M
160 Putnam Master Income Trust    30800  Closed/Bond  443.50   8.35
161 Putnam Managed High Yield     32683  Closed/Bond   94.72  12.62
   Trust
162 Putnam Michigan Tax Exempt    31342  Open/Bond    147.15   9.23
   Income Fund; A
163 Putnam Michigan Tax Exempt    32703  Open/Bond     46.52   9.22
   Income Fund; B
164 Putnam Michigan Tax Exempt    33344  Open/Bond      1.94   9.23
   Income Fund; M
165 Putnam Minnesota Tax          31342  Open/Bond    103.70   9.15
   Exempt Income Fund; A
166 Putnam Minnesota Tax          32703  Open/Bond     51.50   9.12
   Exempt Income Fund; B
167 Putnam Minnesota Tax          33330  Open/Bond      1.56   9.15
   Exempt Income Fund; M
168 Putnam Managed Municipal      31101  Closed/Bond  445.82   9.61
   Income Trust
169 Putnam Money Market Fund;     26572  Open/Bond   3,269.9   1.00
   A                                                     0
170 Putnam Money Market Fund;     32259  Open/Bond    766.52   1.00
   B
171 Putnam Money Market Fund;     34730  Open/Bond      2.33   1.00
   C
172 Putnam Money Market Fund;     33214  Open/Bond    101.15   1.00
   M
173 Putnam Master Intermediate    30800  Closed/Bond  805.09   8.04
   Income Trust
174 Putnam Municipal Income       31188  Open/Bond    833.52   9.24
   Fund; A
175 Putnam Municipal Income       32511  Open/Bond    507.39   9.23
   Fund; B
176 Putnam Municipal Income       34730  Open/Bond      5.20   9.24
   Fund; C
177 Putnam Municipal Income       33207  Open/Bond     16.04   9.24
   Fund; M
178 Putnam Municipal              32655  Closed/Bond  228.14  14.12
   Opportunities Trust
179 Putnam New Opportunities      31654  Open/Equity 11,280.  62.39
   Fund; A                                              11
180 Putnam New Opportunities      32567  Open/Equity 8,108.8  59.51
   Fund; B                                               6
181 Putnam New Opportunities      33207  Open/Equity  472.96  60.97
   Fund; M
182 Putnam New Opportunities      33072  Open/Equity  880.71  63.20
   Fund; Y
183 Putnam New Value Fund;  A     33605  Open/Equity  420.88  15.22
184 Putnam New Value Fund;  B     33659  Open/Equity  424.13  15.07
185 Putnam New Value Fund;  M     33659  Open/Equity   40.98  15.14
186 Putnam New Jersey Tax         31462  Open/Bond    212.08   9.25
   Exempt Income Fund; A
187 Putnam New Jersey Tax         32511  Open/Bond    101.75   9.24
   Exempt Income Fund; B
188 Putnam New Jersey Tax         33358  Open/Bond      1.13   9.25
   Exempt Income Fund; M
189 Putnam New York Investment    32473  Closed/Bond   39.96  14.04
   Grade Municipal Trust
190 Putnam New York Tax Exempt    29099  Open/Bond   1,565.8   8.87
   Income Fund; A                                        8
191 Putnam New York Tax Exempt    32511  Open/Bond    226.91   8.86
   Income Fund; B
192 Putnam New York Tax Exempt    33337  Open/Bond      2.28   8.87
   Income Fund; M
193 Putnam New York Tax Exempt    30614  Open/Bond     37.93   1.00
   Money Market Fund
194 Putnam New York Tax Exempt    31722  Open/Bond    161.37   9.12
   Opportunities Fund; A
195 Putnam New York Tax Exempt    32904  Open/Bond     70.29   9.12
   Opportunities Fund; B
196 Putnam New York Tax Exempt    33278  Open/Bond      2.50   9.11
   Opportunities Fund; M
197 Putnam Ohio Tax Exempt        31342  Open/Bond    187.86   9.09
   Income Fund; A
198 Putnam Ohio Tax Exempt        32703  Open/Bond     58.93   9.08
   Income Fund; B
199 Putnam Ohio Tax Exempt        33330  Open/Bond      2.15   9.09
   Income Fund; M
200 Putnam OTC & Emerging         28794  Open/Equity 2,701.8  19.24
   Growth Fund; A                                        7
201 Putnam OTC & Emerging         32703  Open/Equity 1,306.5  18.28
   Growth Fund; B                                        3
202 Putnam OTC & Emerging         33208  Open/Equity  283.72  18.75
   Growth Fund; M
203 Putnam OTC & Emerging         33796  Open/Equity  107.18  19.40
   Growth Fund; Y
204 Putnam Pennsylvania Tax       31248  Open/Bond    182.35   9.23
   Exempt Income Fund; A
205 Putnam Pennsylvania Tax       32703  Open/Bond     99.31   9.22
   Exempt Income Fund; B
206 Putnam Pennsylvania Tax       33421  Open/Bond      3.44   9.23
   Exempt Income Fund; M
207 Putnam Preferred Income       29223  Open/Bond    117.79   8.80
   Fund; A
208 Putnam Preferred Income       33347  Open/Bond     12.44   8.78
   Fund; M
209 Putnam Premier Income        2/29/95 Closed/Bond 1,128.1   8.01
   Trust                                                 9
210 Putnam Research Fund;  A      33512  Open/Equity  393.71  16.53
211 Putnam Research Fund;  B      34499  Open/Equity  405.75  16.42
212 Putnam Research Fund; C       34730  Open/Equity   16.65  16.52
213 Putnam Research Fund;  M      34499  Open/Equity   35.71  16.46
214 Putnam Strategic Income       33287  Open/Bond     81.05   7.73
   Fund; A
215 Putnam Strategic Income       33652  Open/Bond    127.59   7.74
   Fund; B
216 Putnam Strategic Income       34730  Open/Bond      2.73   7.74
   Fund; C
217 Putnam Strategic Income       33652  Open/Bond      9.11   7.73
   Fund; M
218 Putnam Tax Exempt Income      26663  Open/Bond   1,899.8   9.11
   Fund; A                                               7
219 Putnam Tax Exempt Income      32511  Open/Bond    240.00   9.11
   Fund; B
220 Putnam Tax Exempt Income      33284  Open/Bond      9.97   9.13
   Fund; M
221 Putnam Tax Exempt Money       30614  Open/Bond     76.32   1.00
   Market Fund
222 Putnam Tax - Free Health      32322  Closed/Bond  202.02  14.63
   Care Fund
223 Putnam Tax - Free Income      32770  Open/Bond   1,126.6  14.53
   Trust                                                 2
   Tax - Free High Yield
   Fund; A
224 Putnam Tax - Free Income      29837  Open/Bond    851.93  14.55
   Trust
   Tax - Free High Yield Fund
   B
225 Putnam Tax - Free Income      34730  Open/Bond      2.39  14.53
   Trust
   Tax - Free High Yield Fund
   C
226 Putnam Tax - Free Income      33235  Open/Bond     24.95  14.53
   Trust
   Tax - Free High Yield Fund
   M
227 Putnam Tax - Free Income      32780  Open/Bond    251.11  15.27
   Trust
   Tax - Free Insured Fund; A
228 Putnam Tax - Free Income      29837  Open/Bond    351.52  15.29
   Trust
   Tax - Free Insured Fund; B
229 Putnam Tax - Free Income      33389  Open/Bond      1.95  15.29
   Trust
   Tax - Free Insured Fund; M
230 Putnam U.S. Core Fund         34454  Open/Equity    3.25  10.71
231 Putnam U.S. Government        29258  Open/Bond   2,059.7  12.93
   Income Trust; A                                       1
232 Putnam U.S. Government        32259  Open/Bond   1,270.5  12.88
   Income Trust; B                                       0
233 Putnam U.S. Government        33274  Open/Bond    147.73  12.91
   Income Trust; M
234 Putnam U.S. Government        32973  Open/Bond     20.58  12.93
   Income Trust; Y
235 Putnam Utilities Growth       31734  Open/Balanc  902.69  13.67
   and Income Fund; A                   ed
236 Putnam Utilities Growth       32259  Open/Balanc  670.76  13.59
   and Income Fund; B                   ed
237 Putnam Utilities Growth       33297  Open/Balanc   13.76  13.65
   and Income Fund; M                   ed
238 Putnam Value Fund             34454  Open/Balanc    2.36   9.46
                                       ed
239 Putnam Vista Fund; A         6/3/68  Open/Equity 3,678.6  14.03
                                                         9
240 Putnam Vista Fund; B          32567  Open/Equity 1,750.8  13.27
                                                         1
241 Putnam Vista Fund; M          33207  Open/Equity  145.39  13.67
242 Putnam Vista Fund; Y          33324  Open/Equity  389.80  14.23
243 Putnam Voyager Fund II; A     32611  Open/Equity  844.93  24.60
244 Putnam Voyager Fund II; B     33512  Open/Equity  780.13  23.92
245 Putnam Voyager Fund II; C     34730  Open/Equity   13.32  24.58
246 Putnam Voyager Fund II; M     33512  Open/Equity   92.26  24.17
247 Putnam Voyager Fund; A        33694  Open/Equity 17,027.  23.93
                                                        87
248 Putnam Voyager Fund; B        32259  Open/Equity 8,408.1  22.31
                                                         7
249 Putnam Voyager Fund; M        33207  Open/Equity  379.41  23.32
250 Putnam Voyager Fund; Y        32963  Open/Equity 2,028.8  24.34
                                                         7
251 Putnam VT Asia Pacific        33358  Open/Equity  115.66   9.83
   Growth Fund; IA
252 Putnam VT Asia Pacific        34453  Open/Equity    0.17   9.81
   Growth Fund; IB
253 Putnam VT Diversified         32765  Open/Bond    670.15   9.98
   Income Fund; IA
254 Putnam VT Diversified         34429  Open/Bond      4.28   9.96
   Income Fund; IB
255 Putnam VT  Global Asset       30712  Open/Balanc 1,015.8  18.16
   Allocation Fund; IA                  ed                9
256 Putnam VT  Global Asset       34453  Open/Balanc    2.05  18.17
   Allocation Fund; IB                  ed
257 Putnam VT George Putnam       34453  Open/Equity  190.44  10.90
   Fund; IA
258 Putnam VT George Putnam       34453  Open/Equity    5.61  10.90
   Fund; IB
259 Putnam VT Global Growth       31532  Open/Equity 2,034.7  19.27
   Fund; IA                                              9
260 Putnam VT Global Growth       34453  Open/Equity    2.75  19.25
   Fund; IB
261 Putnam VT Growth and          30712  Open/Balanc 10,792.  28.95
   Income Fund; IA                      ed               66
262 Putnam VT Growth and          34429  Open/Balanc   18.22  28.92
   Income Fund; IB                      ed
263 Putnam VT High Yield Fund;    30712  Open/Bond   1,082.6  11.07
   IA                                                    6
264 Putnam VT High Yield Fund;    34453  Open/Bond      4.72  11.06
   IB
265 Putnam VT Health and          34453  Open/Equity  171.97   9.84
   Sciences  Fund; IA
266 Putnam VT Health and          34453  Open/Equity    3.22   9.82
   Sciences  Fund; IB
267 Putnam VT Income Fund IA      30712  Open/Bond   1,037.1  12.77
                                                         3
268 Putnam VT Income Fund IB      34453  Open/Bond      4.85  12.77
269 Putnam VT International       33969  Open/Balanc  335.35  13.77
   Growth and Income; IA                ed
270 Putnam VT International       34429  Open/Balanc    1.42  13.76
   Growth and Income; IB                ed
271 Putnam VT International       33969  Open/Equity  143.69  12.73
   New Opportunities Fund; IA
272 Putnam VT International       34453  Open/Equity    0.16  12.73
   New Opportunities Fund; IB
273 Putnam VT International       33969  Open/Equity  366.56  14.88
   Growth Fund; IA
274 Putnam VT International       34453  Open/Equity    2.82  14.86
   Growth Fund; IB
275 Putnam VT Investors  Fund;    34453  Open/Equity  472.29  12.34
   IA
276 Putnam VT Investors  Fund;    34453  Open/Equity    7.30  12.33
   IB
277 Putnam VT Money Market        30712  Open/Bond    661.88   1.00
   Fund; IA
278 Putnam VT Money Market        34453  Open/Bond      8.72   1.00
   Fund; IB
279 Putnam VT New                 32994  Open/Equity 3,896.1  27.49
   Opportunities Fund; IA                                5
280 Putnam VT New                 34453  Open/Equity    3.55  27.45
   Opportunities Fund; IB
281 Putnam VT New Value Fund;     33970  Open/Equity  281.98  13.36
   IA
282 Putnam VT New Value Fund;     34453  Open/Equity    1.10  13.36
   IB
283 Putnam VT OTC & Emerging      34453  Open/Equity   41.24  11.41
   Growth Fund; IA
284 Putnam VT OTC & Emerging      34453  Open/Equity    1.05  11.41
   Growth Fund; IB
285 Putnam VT Research; IA        34606  Open/Equity   56.46  12.89
286 Putnam VT Research; IB        34606  Open/Equity    1.15  12.88
287 Putnam VT Utilities Growth    32263  Open/Balanc  996.25  16.83
   and Income Fund; IA                  ed
288 Putnam VT Utilities Growth    34453  Open/Balanc    3.14  16.83
   and Income Fund; IB                  ed
289 Putnam VT Vista Fund; IA      33970  Open/Equity  354.33  15.82
290 Putnam VT Vista Fund; IB      34453  Open/Equity    1.86  15.82
291 Putnam VT Voyager Fund; IA    30712  Open/Equity 6,349.3  45.81
                                                         5
292 Putnam VT Voyager Fund; IB    34453  Open/Equity   11.51  45.76
 (J)  Miscellaneous
     1.   Election and Removal of Directors
          Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

     2.   Results of Operations
          Officers are elected by the Board of Directors.  The
     Board of Directors may remove any officer without cause.

     3.   Supervision by SEC of Changes in Directors and Certain
     Officers
          Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.
          Under Section 9 (b) of the Investment Company Act of 1940 the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

     4.   Amendment to the Articles of Organization, Transfer of
          Business and Other Important Matters.

          a.   Articles of Organization of Investment Management
               Company may be amended, under the General
               Corporation Law of The Commonwealth of
               Massachusetts, by appropriate shareholders' vote.

          b.   Under the General Corporation Law of The
               Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

          c. Investment Management Company has no direct subsidiaries.

     5.   Litigation, etc.
          There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the six-month period preceding the filing of this Registration Statement.
III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
     (1) Amount of Capital
          U.S.$40,377,825.64 (approximately \4,819,093,490) as of
          the end of April 1999
     (2)  Description of Business
          Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Investment Management Company. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.
     (3)  Outline of Business Relationship with the Fund
          Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
     (1) Amount of Capital
          U.S.$186,095,932.46 (approximately \22,210,549,539) as
          of the end of April 1999
     (2)  Description of Business
          Putnam Mutual Funds Corp. is the Principal Underwriter of the shares of Putnam Funds including the Fund.
     (3)  Outline of Business Relationship with the Fund
          Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

(C)  Yamatane Securities Co., Ltd. (Distributor in Japan and
     Agent Company)
     (1)  Amount of Capital
          yen14,760,035,531 billion as of the end of April 1999
     (2)  Description of Business
          Yamatane Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages the fund units for the investment trust funds of Asahi Investment Trust Management Co., Ltd., Sakura Investment Trust Management Co., Ltd., Nissei Investment Trust Management Co., Ltd., NCG Investment Trust Management Co., Ltd. and Nomura Investment Trust Management Co., Ltd., and acts as the Agent Company and engages in handling the sales and repurchase for Fidelity Funds International Fund.
     (3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D)  Capital Relationships
          100% of the shares of Investment Management Company are held by Putnam Investments, Inc.
 (E) Interlocking Directors and Officers
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:
                                        (as of the filing date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman and    Chairman and         None
     Putnam    Trustee         Director
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President       President
     Flaherty
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     John R.   Vice President  Senior Vice          None
     Verani                    President
     Ian C.    Vice President  Senior               None
     Ferguson                  Managing
                               Director
     Brett C.  Vice President  Managing             None
     Browchuk                  Director
     John J.   Vice President  Managing             None
     Morgan,                   Director
     Jr.
     Justin M. Vice President  Managing             None
     Scott                     Director
     Omid      Vice President  Managing             None
     Kamshad                   Director
     Mark D.   Vice President  Managing             None
     Pollard                   Director
     Nigel P.  Vice President  Senior Vice          None
     Hart                      President
IV.  FINANCIAL CONDITION OF THE FUND

1.   FINANCIAL STATEMENTS
     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]
     FINANCIAL HIGHLIGHTS
          The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's Financial Statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request.


CLASS M
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                        YEAR ENDED JUNE 30
                        1998       1997        1996       1995 +

NET ASSET VALUE,
BEGINNING OF PERIOD       $18.85    $15.86     $13.90    $12.35

INVESTMENT OPERATIONS
NET INVESTMENT INCOME    .20 (c)    .19 (c)   .24 (c)      .09

NET REALIZED AND
UNREALIZED GAIN ON         5.89      4.03       2.12      1.62
INVESTMENTS

TOTAL FROM INVESTMENT
OPERATIONS                 6.09      4.22       2.36      1.71

LESS DISTRIBUTIONS:
FROM NET INVESTMENT       (.30)      (.17)       -          -
INCOME

FROM NET REALIZED GAIN
ON INVESTMENTS            (1.13)    (1.06)     (.40)      (.16)

TOTAL DISTRIBUTIONS       (1.43)    (1.23)     (.40)      (.16)

NET ASSET VALUE, END OF   $23.51    $18.85     $15.86    $13.90
PERIOD

RATIOS AND SUPPLEMENTAL
DATA
TOTAL INVESTMENT RETURN
AT NET ASSET VALUE        34.56      27.91     17.28     14.06 *
(%)(A)

NET ASSETS, END OF
PERIOD                   $42,614    $15,811    $4.047     $746
(IN THOUSANDS)

RATIO OF EXPENSES TO
AVERAGE NET ASSETS         1.82      1.95       2.02     1.08 *
(%)(B)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO           .99       1.10       1.59     1.61 *
AVERAGE NET ASSETS (%)

PORTFOLIO TURNOVER RATE   48.86      55.45     38.85      44.33
(%)

AVERAGE COMMISSION RATE
PAID (D)                  $.0416    $.0435       -          -


+ For the period from the commencement of operations on December 1, 1994 through June 30, 1995.
 *   Not annualized.
(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.
     Prior period ratios exclude these amounts.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.
The following financial documents are omitted here.

Statement of assets and liabilities June 30, 1998
Statement of operations Year ended June 30, 1998
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements June 30, 1998
Portfolio of investments owned June 30, 1998

Statement of assets and liabilities June 30, 1997
Statement of operations Year ended June 30, 1997
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements June 30, 1997

Report of independent accountants for the fiscal year ended June 30, 1998 Report of independent accountants for the year ended June 30, 1997

2.   CONDITION OF THE FUND
      (a) Statement of Net Assets
                         (As of the end of April 1999)
                             $            Yen
a. Total Assets         2,152,342,073    256,882,026
b. Total Liabilities      284,611,267     33,968,355
c. Total Net Assets     1,867,730,806    222,913,672
   (a-b)
d. Total Number of Shares   Class A  41,317,331 Shares
   Outstanding              Class B  37,740,706 Shares
                            Class M   5,810,486 Shares
e. Net Asset Value          Class A  22.27    yen2,657.92
   per Share (c/d)          Class B  21.71    yen2,591.09
                            Class M  22.05    yen2,631.67
       <caption
b. Names of Major Portfolio Equity Shares (Top 30 Equity Shares)
                                           (As of the end of April 1999)
                                                          Quantity   U.S.                                  Invest-
                                                                   Dollars
                                                          (Number  Acquisit    Current Value                ment
                                                                   ion Cost
                             Name of                         of      per                 per               Ratio
       Name of Issue         Country         Business     Shares)   Share     Total     Share     Total     (%)
1. Telecom Italia SPA     Italy         Telecommunication  4,381,51     8.22 36,032,011    10.65 46,680,934   2.50
                                       s                         6
2. United Bank of         Switzerland   Insurance and       134,654   273.64 36,846,288   340.01 45,783,244   2.45
   Switzerland (UBS) AG                 Finance
3. Diageo PLC             United        Food and           3,856,50    11.05 42,613,410    11.54 44,521,734   2.38
                          Kingdom       Beverages                 7
4. Elf Aquitaine S.A.     France        Oil and Gas         271,101   118.21 32,047,558   155.53 42,163,254   2.26
5. Mannesmann AG          Germany       Business            317,401    67.52 21,431,631   131.83 41,841,958   2.24
                                       Equipment &
                                       Services
6. Hoechst AG             Germany       Chemicals           873,809    42.61 37,229,584    47.45 41,463,373   2.22
7. British                United        Telecommunication  2,461,43    16.61 40,892,035    16.80 41,347,087   2.21
   Telecommunications PLC Kingdom       s                         5
   ADR
8. Internationale         Netherlands   Insurance and       621,595    45.60 28,341,891    61.68 38,340,850   2.05
   Nederlanden Groep                    Finance
   (ING)
9. Allied Zurich AG       Switzerland   Insurance and      2,709,87    12.79 34,670,005    13.66 37,017,983   1.98
                                       Finance                   4
10 Swisscom AG ADR        Switzerland   Telecommunication    98,175   297.64 29,220,331   367.57 36,086,341   1.93
 .                                      s
11 Oy Nokia AB  Class A   Finland       Telecommunication   461,428    27.19 12,544,511    77.18 35,613,521   1.91
 .                                      s
12 Akzo-Nobel N.V.        Netherlands   Chemicals           735,596    43.01 31,640,207    45.23 33,270,639   1.78
 .
13 Cable & Wireless PLC   United        Telecommunication  2,254,67    12.66 28,538,921    14.35 32,359,398   1.73
 .                        Kingdom       s                         3
14 DaimlerChrysler AG     Germany       Automotive          325,658    93.58 30,475,106    98.87 32,197,839   1.72
 .
15 Cie Finance Richemont  Switzerland   Insurance and        18,584 1,399.01 25,999,137 1,702.66 31,642,203   1.69
 .                                      Finance
16 Tefefonaktiebolaget LM Sweden        Telecommunication  1,180,77    23.64 27,910,479    26.33 31,092,103   1.66
 . Ericsson Class B                     s                         0
17 Novartis AG ADR        Switzerland   Pharmaceuticals      21,144 1,380.43 29,187,718 1,465.70 30,990,845   1.66
 .
18 Bass PLC               United        Food and           1,909,28    15.27 29,151,288    15.72 30,013,762   1.61
 .                        Kingdom       Beverages                 1
19 CRH PLC                Ireland       Building and       1,520,20     9.87 15,001,902    19.73 29,996,288   1.61
 .                                      Construct                 8
20 Allied Irish Banks PLC Ireland       Insurance and      1,824,13     6.76 12,332,793    16.19 29,528,019   1.58
 .                                      Finance                   6
21 National Westminster   United        Insurance and      1,213,11    19.58 23,750,780    24.09 29,219,877   1.56
 . Bancorp Inc.           Kingdom       Finance                   1
22 Smithkline Beecham PLC United Kigdom Pharmaceuticals    2,183,49    13.38 29,213,688    13.23 28,878,822   1.55
 . ADR                                                           2
23 Telefonica S.A.        Spain         Telecommunication   598,815    48.78 29,212,058    46.92 28,097,777   1.50
 .                                      s
24 Axa S.A.               France        Insurance and       216,702   126.84 27,486,244   129.29 28,016,882   1.50
 .                                      Finance
25 Vivendi S.A.           France        Environmental       119,156   130.09 15,500,720   233.92 27,873,424   1.49
 .                                      Control
26 Portugal Telecom S.A.  Portugal      Telecommunication   654,451    42.20 27,619,787    41.74 27,315,541   1.46
 .                                      s
27 Koninklijke Ahold N.V. Netherland    Retail              734,293    30.01 22,036,054    37.19 27,307,402   1.46
 .
28 Peninsular and         United        Transportation     1,861,62    12.28 22,869,453    14.54 27,063,056   1.45
 . Oriental Steam         Kingdom                                7
   Navigation Co.
29 TNT Post Group N.V.    Netherlands   Transportation      931,111    26.87 25,016,190    26.98 25,120,444   1.34
 .
30 Banque Nationale de    France        Insurance and       302,269    63.24 19,114,850    83.00 25,088,357   1.34
 . Paris                                Finance

 V.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
     SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.

VI.  MISCELLANEOUS
(1)  The following documents in relation to the Fund were filed with the Director of Kanto Local Finance Bureau.
          December 18, 1998:  Securities Registration Statement
          March 31, 1999:     Semi-annual Report (during the fifth term)
                         Amendment to Securities Registration Statement

(2)  The ornamental design is used in cover page of the Japanese
     Prospectus.
(3)  The following must be set forth in the Prospectus.
     Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Financial Condition of the Fund" in Part II, Information on the Issuer, of the SRS.

(4)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of
     Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
        (a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails
        (post cards and mails in envelopes) or at newspapers, magazines and other books.
        (b) The layout, quality of papers, printing color, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.
     (c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.
        (d) For information of the status of the Fund, diversification of investment portfolio on type of assets and/or the name of country may be set out in the figures or graphs. As to such information the latest information which is available from time to time after the filing of the Securities Registration Statement may be set out.

PART III. SPECIAL INFORMATION

I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended
          (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.  Securities Act of 1933

              The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended
          (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.  The Internal Revenue Code

              An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.  Other laws

              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

     C.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its prospectus if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.  Maintenance of a code of ethics; and

          6.  Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m. , New York time) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of an open-end fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions generally will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held by the Fund for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the
Fund.   Distributions will be taxable as described above whether
received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

     Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

     A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets held by corporation (generally determined by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     New regulations relating to withholding tax on income paid to foreign persons (the "New Withholding Regulations") will generally be effective for payments made after December 31, 2000. The New Withholding Regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations will require new forms, which non-U.S. investors will generally have to provide earlier than they would have had to provide replacements for expiring existing forms.

     The New Withholding Regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and may have to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The New Withholding Regulations also provide somewhat different procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The New Withholding Regulations also amend the foreign broker office deinition as it applies to partnerships.

     The New Withholding Regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the New
Withholding Regulationswill affect their particular circumstances.

     Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the calendar year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan", above.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state, local or foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940
     Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II.  FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

     Japanese translation of the statements for the fiscal years ended December 31, 1998 and 1997 .

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency